SUPPLEMENT DATED APRIL 27, 2007
TO

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE,

AND PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

Effective April 27, 2007, a new investment option will be added to each of the above-captioned prospectuses. As a result of the addition of the investment option, each of the prospectuses will be amended and supplemented as follows:

The list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Eligible Funds of Sun Capital Trust
and Variable Account Sub-accounts	Investment Objective

SC FI Large Cap Growth Fund, Service Class	Long-term growth of capital.
(SC FI Large Cap Growth SC Sub-account)

Sun Capital Advisers LLC advises SC FI Large Cap Growth Fund (with Pyramis Global Advisors, LLC serving as the sub-advisor).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.